Exhibit 10.11

The Eros International plc Bonus Share Plan

Unapproved Option Scheme 2006

Option Certificate

(Defined terms shall have the meaning set out in the rules of The Eros International plc Bonus Share Plan Unapproved Option Scheme 2006 (the “Rules"))

Name of Optionholder:

Address of Optionholder:

Date of Grant:

Maximum Number of Shares:	such number as is equal to % of the total number of the Shares in issue on the date that the Shares in issue are admitted for trading on AIM

Exercise Price per Share:

Conditions to which the Option is Subject:	Notwithstanding anything contained in the Rules, the exercise of any part of the Option shall be conditional upon: (i} the Optionholder being an Eligible Participant at the time of such exercise and (ii} the Shares being listed on AIM

Eros International plc HEREBY GRANTS to the Optionholder named above an Option to subscribe for a such number of Shares as is equal to          % of the total number of Shares in issue on the date that the Shares in issue are admitted to trading on AIM (to the nearest whole number) at a price per share of      per Share, which shall be exercisable, subject to rule 8.1 of the Rules, as follows:

Proportion of Shares under the Option	Period when Exercisable

20%	On or after 30 June 2006
20%	On or after 30 June 2007
20%	On or after 30 June 2008
20%	On or after 30 June 2009
20%	On or after 30 June 2010

The Option is exercisable subject to and in accordance with the rules of the Eros International plc Unapproved Share Option Scheme 2006 as they are amended from time to time. In accordance with rule 8.1, the Option may not in any event be exercised later than 30 June 2016.

EXECUTED and DELIVERED as a DEED by EROS INTERNATIONAL PLC
acting by:

Director________________________________

Secretary/Director________________________

FORM OF ACCEPTANCE

I HEREBY AGREE to accept the grant of this Option and be bound by the terms and conditions set out in the rules of the Eros International plc Bonus Share Plan Unapproved Option Scheme 2006 and the performance-related condition(s) of exercise set out in this Option Certificate.

I understand that I may be required to account for an Option Tax Liability as set out in rule 17 of the Scheme and hereby indemnify the Company and each member of the Group in respect of such Option Tax Liability.

SIGNED and DELIVERED as a DEED by

In the presence of:

________________________________

(Optionholder signature)

Witness signature: ________________________________________

Witness name: (print): _____________________________________

Address: ________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

Occupation: _____________________________________________